UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2012

Gateway Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 7

Financial Statements page 17

Prospectus Supplement

GATEWAY FUND

Management Discussion

Managers*:

Michael T. Buckius, CFA

J. Patrick Rogers, CFA

Paul R. Stewart, CFA

Gateway Investment

Advisers, LLC

Objective:

The fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Strategy:

Invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options.

Symbols:

Class A	GATEX
Class C	GTECX
Class Y	GTEYX

*	Effective February 21, 2013, J. Patrick Rogers no longer serves as a portfolio manager of the fund, and Kenneth H. Toft, CFA has been appointed a portfolio manager of the fund.

Market Conditions

Throughout 2012, events with the potential to create problems similar to the 2007-2009 credit crisis pervaded the investment climate. At the global level, all major markets skirted potentially serious economic disruption. Arguably, the situation in Europe was the most acute, with multiple threats of sovereign defaults. In Asia, both China and Japan underwent regime changes, particularly worrisome in China since it provided an important growth engine for the global economy. Even the United States spent much of the year hoping to avoid a stalemated fiscal policy, which was destined to lead to an economic slowdown. Central banks countered these risks with infusions of substantial liquidity in all three regions, as monetary policy sought to compensate for the lack of fiscal stimulus.

Against this backdrop, domestic equity investors shifted between “risk on” and “risk off” during the year. After a strong first quarter, equity market optimism turned to apprehension as worldwide concerns clouded economic forecasts. U.S. economic indicators, such as corporate profits, employment and home prices, continued to improve, and gross domestic product growth remained positive; however, the speed of the recovery did not appear sufficient to overcome a setback. In addition, the potential for economic difficulty abounded. Consequently, the S&P 500® Index ended the year up 16.00%, after gaining 12.59% in the first quarter, while the Barclays U.S. Aggregate Bond Index earned 4.21% in 2012. Market volatility, as measured by the Chicago Board Options Exchange Volatility Index, declined during the year, although it showed vulnerability to short-term spikes.

Performance Results

For the 12 months ended December 31, 2012, Class A shares of the Gateway Fund returned 4.51%. The S&P 500® Index returned 16.00%.

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Explanation of Fund Performance

Navigating a difficult risk on/risk off year, the positive performance of the fund was due primarily to three consecutive positive quarters. In quarters one through three, the Class A shares of the fund gained 5.43% before losing 0.87% in the fourth quarter to finish at 4.51% for the year. In the fourth quarter, markets were roiled by the uncertainty surrounding the U.S. federal election and its impact on expiring tax reductions and mandatory spending cuts. During the first nine months, on the strength of two strongly positive quarters, the S&P 500® Index earned 16.44%, and then lost 0.38% in the fourth quarter to finish at 16.00% for the year. The fund earned less than the S&P 500® Index during the first nine months of the year because it was hedged, and hedging costs include the loss of upside in strong bull markets. Rather than attempting to capture the upside of the market, the fund seeks to earn positive returns while meaningfully reducing equity market volatility and mitigating downside risk. Both of these objectives were accomplished, as Gateway Fund’s standard deviation for the year was 4.13% versus 10.52% for the more volatile S&P 500® Index. Another measure of risk reduction was the mitigation of losses caused by sell-offs in the associated S&P 500® Index. Significant market declines during the year occurred from 4/2/2012 through 6/4/2012, when the S&P 500® Index lost 9.57% and the Class A shares of the fund declined 3.43%, and from 9/14/2012 through 11/15/2012 when the Class A shares of the fund declined 3.34% versus 7.31% for the S&P 500® Index.

Outlook

Several concerns continue to dominate our outlook for the economy. First, we believe the austerity prevalent in Europe does not bode well for a return to strong economic growth for that region. Second, as the United States faces higher taxes on investment capital and reduced government and consumer spending, it may be affected by a milder form of austerity, which will be less than conducive to restoring the over four million jobs lost during the 2008-2009 credit crisis. Third, with the lack of transparency in China, it is difficult to ascertain whether China is ready to assume a leadership role in the world economy. Finally, political uncertainty creates market uncertainty, and it may be difficult for investors to factor this into their risk calculus because of the diverse and prevalent nature of global concerns.

Gateway Fund management continues to maintain a cautious posture, seeking to benefit from market volatility through the sale of index call options, while seeking to use index put options efficiently to mitigate downside risk. As we have seen over the last several years, especially within a whipsawing market that is driven more by liquidity infusions than economic growth, challenges facing investors appear to be increasingly more acute. However, as investors become more sensitive to and cognizant of the rewards of risk management, we believe they may have a greater appreciation for the way in which the fund’s low volatility profile aligns with its objectives.

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GATEWAY FUND

Investment Results through December 31, 2012

Growth of $10,000 Investment in Class A Shares1,5

December 31, 2002 through December 31, 2012

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Average Annual Total Returns — December 31, 20125

	1 Year	5 Years	10 Years

Class A (Inception 12/07/1977)[1]
NAV	4.51%	0.69%	4.39%
With 5.75% Maximum Sales Charge	-1.50	-0.50	3.78

Class C (Inception 2/19/2008)[1]
NAV	3.71	-0.06	3.60
With CDSC[2]	2.71	-0.06	3.60

Class Y (Inception 2/19/2008)[1]
NAV	4.76	0.92	4.51

Comparative Performance
S&P 500® Index[3]	16.00	1.66	7.10
Barclays U.S. Aggregate Bond Index[4]	4.21	5.95	5.18

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	As of the close of business on February 15 , 2008, the Fund acquired the assets and liabilities of Gateway Fund (the “Predecessor Fund”), a series of The Gateway Trust, an Ohio business trust. The Fund is the successor to the Predecessor Fund. Prior to 2/15/08 performance of Class A shares is that of the predecessor fund, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/19/08), performance is that of the predecessor fund, restated to reflect the higher net expenses and sales loads of Class C shares. Prior to the inception of Class Y shares (2/19/08), performance is that of the predecessor fund.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2012 through December 31, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
Class A
Actual	$1,000.00	$1,013.70	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77
Class C
Actual	$1,000.00	$1,009.80	$8.59
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.62
Class Y
Actual	$1,000.00	$1,015.00	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70% and 0.70% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2012

Gateway Fund

Shares	Description	Value (†)
Common Stocks — 97.9% of Net Assets
	Aerospace & Defense — 2.3%
562,438	Boeing Co. (The)(b)	$42,385,328
699,779	Honeywell International, Inc.(b)	44,414,973
333,736	Raytheon Co.(b)	19,209,844
640,584	United Technologies Corp.(b)	52,534,294

		158,544,439

	Air Freight & Logistics — 0.9%
900,473	United Parcel Service, Inc., Class B(b)	66,391,874

	Auto Components — 0.1%
162,452	Cooper Tire & Rubber Co.(b)	4,119,783

	Automobiles — 0.4%
2,191,202	Ford Motor Co.(b)	28,376,066

	Beverages — 2.8%
2,413,829	Coca-Cola Co. (The)(b)	87,501,301
200,999	Monster Beverage Corp.(b)(c)	10,628,827
1,396,631	PepsiCo, Inc.(b)	95,571,460

		193,701,588

	Biotechnology — 1.7%
651,487	Amgen, Inc.(b)	56,236,358
149,021	Biogen Idec, Inc.(b)(c)	21,856,910
487,349	Gilead Sciences, Inc.(b)(c)	35,795,784
55,200	Vertex Pharmaceuticals, Inc.(b)(c)	2,315,088

		116,204,140

	Capital Markets — 1.8%
1,147,084	Charles Schwab Corp. (The)(b)	16,472,126
388,565	Eaton Vance Corp.(b)	12,375,795
376,573	Goldman Sachs Group, Inc. (The)(b)	48,035,652
578,072	Legg Mason, Inc.(b)	14,868,012
1,150,832	Morgan Stanley(b)	22,003,908
393,287	TD Ameritrade Holding Corp.(b)	6,611,154
239,841	Waddell & Reed Financial, Inc., Class A(b)	8,351,264

		128,717,911

	Chemicals — 2.3%
974,070	Dow Chemical Co. (The)(b)	31,481,942
774,714	E.I. du Pont de Nemours & Co.(b)	34,838,889
356,303	Eastman Chemical Co.(b)	24,246,419
201,600	LyondellBasell Industries NV, Class A(b)	11,509,344
371,609	Monsanto Co.(b)	35,172,792
369,523	Olin Corp.(b)	7,978,002
115,200	Potash Corp. of Saskatchewan, Inc.(b)	4,687,488
321,996	RPM International, Inc.(b)	9,453,802

		159,368,678

	Commercial Banks — 2.3%
169,647	Associated Banc-Corp(b)	2,225,769

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2012

Gateway Fund – (continued)

Shares	Description	Value (†)
	Commercial Banks — continued
130,602	FirstMerit Corp.(b)	$1,853,242
175,126	Old National Bancorp(b)	2,078,746
1,648,201	U.S. Bancorp(b)	52,643,540
3,064,973	Wells Fargo & Co.(b)	104,760,777

		163,562,074

	Commercial Services & Supplies — 0.7%
204,843	ADT Corp. (The)(b)	9,523,151
292,475	Avery Dennison Corp.(b)	10,213,227
380,502	R.R. Donnelley & Sons Co.(b)	3,424,518
355,932	Tyco International Ltd.(b)	10,411,011
441,425	Waste Management, Inc.(b)	14,893,680

		48,465,587

	Communications Equipment — 2.0%
2,721,096	Cisco Systems, Inc.(b)	53,469,536
247,281	Motorola Solutions, Inc.(b)	13,768,606
1,154,341	QUALCOMM, Inc.(b)	71,592,229
380,800	Telefonaktiebolaget LM Ericsson, Sponsored ADR(b)	3,846,080

		142,676,451

	Computers & Peripherals — 4.6%
504,040	Apple, Inc.(b)	268,668,441
642,016	Dell, Inc.(b)	6,503,622
1,109,870	EMC Corp.(b)(c)	28,079,711
1,027,923	Hewlett-Packard Co.(b)	14,647,903
220,600	Seagate Technology PLC(b)	6,723,888

		324,623,565

	Consumer Finance — 0.8%
627,456	American Express Co.(b)	36,066,171
561,176	Discover Financial Services(b)	21,633,335

		57,699,506

	Containers & Packaging — 0.1%
116,207	Sonoco Products Co.(b)	3,454,834

	Distributors — 0.3%
291,718	Genuine Parts Co.(b)	18,547,430

	Diversified Financial Services — 3.8%
6,063,132	Bank of America Corp.(b)	70,332,331
1,653,652	Citigroup, Inc.(b)	65,418,473
455,760	CME Group, Inc., Class A(b)	23,111,590
2,227,292	JPMorgan Chase & Co.(b)	97,934,029
224,684	NYSE Euronext(b)	7,086,534

		263,882,957

	Diversified Telecommunication Services — 2.9%
3,332,271	AT&T, Inc.(b)	112,330,855
1,144,051	Frontier Communications Corp.(b)	4,896,538

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2012

Gateway Fund – (continued)

Shares	Description	Value (†)
	Diversified Telecommunication Services — continued
2,038,221	Verizon Communications, Inc.(b)	$88,193,823

		205,421,216

	Electric Utilities — 1.4%
1,225,069	Duke Energy Corp.(b)	78,159,402
78,779	Hawaiian Electric Industries, Inc.(b)	1,980,504
147,152	OGE Energy Corp.(b)	8,286,129
666,839	Pepco Holdings, Inc.(b)	13,076,713

		101,502,748

	Electrical Equipment — 1.0%
560,318	Eaton Corp. PLC(b)	30,369,236
631,101	Emerson Electric Co.(b)	33,423,109
103,018	Hubbell, Inc., Class B(b)	8,718,413

		72,510,758

	Electronic Equipment, Instruments & Components — 0.3%
1,111,088	Corning, Inc.(b)	14,021,930
271,907	TE Connectivity Ltd.(b)	10,093,188

		24,115,118

	Energy Equipment & Services — 2.0%
380,865	Baker Hughes, Inc.(b)	15,554,527
59,772	CARBO Ceramics, Inc.(b)	4,682,538
81,327	Diamond Offshore Drilling, Inc.(b)	5,526,983
842,399	Halliburton Co.(b)	29,222,821
535,148	Patterson-UTI Energy, Inc.(b)	9,969,807
994,278	Schlumberger Ltd.(b)	68,893,523
125,788	Tidewater, Inc.(b)	5,620,208

		139,470,407

	Food & Staples Retailing — 1.9%
1,045,256	CVS Caremark Corp.(b)	50,538,128
1,191,661	Wal-Mart Stores, Inc.(b)	81,307,030

		131,845,158

	Food Products — 1.3%
849,028	ConAgra Foods, Inc.(b)	25,046,326
511,917	Kraft Foods Group, Inc.(b)	23,276,866
1,618,653	Mondelez International, Inc., Class A(b)	41,227,092

		89,550,284

	Gas Utilities — 0.5%
71,995	AGL Resources, Inc.(b)	2,877,640
190,728	National Fuel Gas Co.(b)	9,668,002
421,000	Oneok, Inc.(b)	17,997,750
132,988	WGL Holdings, Inc.(b)	5,211,800

		35,755,192

	Health Care Equipment & Supplies — 2.5%
1,169,288	Abbott Laboratories(b)	76,588,364

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2012

Gateway Fund – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — continued
453,363	Baxter International, Inc.(b)	$30,221,178
1,196,870	Boston Scientific Corp.(b)(c)	6,858,065
207,763	Covidien PLC(b)	11,996,236
44,286	Intuitive Surgical, Inc.(b)(c)	21,716,526
709,221	Medtronic, Inc.(b)	29,092,245

		176,472,614

	Health Care Providers & Services — 1.9%
519,551	Aetna, Inc.(b)	24,055,211
219,031	Coventry Health Care, Inc.(b)	9,819,160
594,059	Express Scripts Holding Co.(b)(c)	32,079,186
283,809	HCA Holdings, Inc.(b)	8,562,517
783,212	UnitedHealth Group, Inc.(b)	42,481,419
149,076	Universal Health Services, Inc., Class B(b)	7,207,825
184,209	WellPoint, Inc.(b)	11,222,012

		135,427,330

	Hotels, Restaurants & Leisure — 1.8%
715,082	International Game Technology(b)	10,132,712
154,067	Las Vegas Sands Corp.(b)	7,111,733
921,484	McDonald’s Corp.(b)	81,284,104
400,000	Melco Crown Entertainment Ltd., Sponsored ADR(b)(c)	6,736,000
523,100	MGM Resorts International(b)(c)	6,088,884
56,179	Tim Hortons, Inc.(b)	2,762,883
221,449	Wendy’s Co. (The)(b)	1,040,810
94,720	Wynn Resorts Ltd.(b)	10,655,053

		125,812,179

	Household Durables — 0.9%
568,019	Leggett & Platt, Inc.(b)	15,461,477
580,545	Newell Rubbermaid, Inc.(b)	12,928,737
332,911	Toll Brothers, Inc.(b)(c)	10,763,013
166,414	Tupperware Brands Corp.(b)	10,667,137
101,757	Whirlpool Corp.(b)	10,353,775

		60,174,139

	Household Products — 2.1%
267,610	Colgate-Palmolive Co.(b)	27,975,949
265,957	Kimberly-Clark Corp.(b)	22,454,750
1,466,343	Procter & Gamble Co. (The)(b)	99,550,026

		149,980,725

	Industrial Conglomerates — 2.4%
489,656	3M Co.(b)	45,464,559
5,886,637	General Electric Co.(b)	123,560,511

		169,025,070

	Insurance — 3.4%
55,655	Aegon NV, NY Registered Shares, Sponsored ADR(b)	358,418
235,589	Aflac, Inc.(b)	12,514,488
645,968	Allstate Corp. (The)(b)	25,948,535

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2012

Gateway Fund – (continued)

Shares	Description	Value (†)
	Insurance — continued
622,693	American International Group, Inc.(b)(c)	$21,981,063
128,294	Aon PLC(b)	7,133,146
295,389	Arthur J. Gallagher & Co.(b)	10,235,229
715,506	Berkshire Hathaway, Inc., Class B(b)(c)	64,180,888
351,387	Fidelity National Financial, Inc., Class A(b)	8,275,164
429,121	Lincoln National Corp.(b)	11,114,234
556,095	Marsh & McLennan Cos., Inc.(b)	19,168,595
92,225	Mercury General Corp.(b)	3,660,410
484,934	Old Republic International Corp.(b)	5,164,547
262,874	Principal Financial Group, Inc.(b)	7,497,166
350,316	Travelers Cos., Inc. (The)(b)	25,159,695
577,736	XL Group PLC(b)	14,478,064

		236,869,642

	Internet & Catalog Retail — 0.9%
256,746	Amazon.com, Inc.(b)(c)	64,479,190

	Internet Software & Services — 2.5%
207,722	Akamai Technologies, Inc.(b)(c)	8,497,907
61,952	Baidu, Inc., Sponsored ADR(b)(c)	6,213,166
774,641	eBay, Inc.(b)(c)	39,522,184
150,153	Google, Inc., Class A(b)(c)	106,514,034
44,400	LinkedIn Corp., Class A(b)(c)	5,098,008
236,066	VeriSign, Inc.(b)(c)	9,164,082

		175,009,381

	IT Services — 4.2%
657,985	Automatic Data Processing, Inc.(b)	37,511,725
159,578	Broadridge Financial Solutions, Inc.(b)	3,651,145
331,842	Cognizant Technology Solutions Corp., Class A(b)(c)	24,572,900
322,906	Fidelity National Information Services, Inc.(b)	11,240,358
673,494	International Business Machines Corp.(b)	129,007,776
857,099	Paychex, Inc.(b)	26,690,063
353,858	Visa, Inc., Class A(b)	53,637,795
811,102	Western Union Co.(b)	11,039,098

		297,350,860

	Leisure Equipment & Products — 0.4%
771,443	Mattel, Inc.(b)	28,250,243

	Machinery — 2.6%
480,298	Caterpillar, Inc.(b)	43,025,095
254,563	Cummins, Inc.(b)	27,581,901
389,295	Deere & Co.(b)	33,642,874
241,235	Parker Hannifin Corp.(b)	20,519,449
212,982	Pentair Ltd. (Registered)(b)	10,468,066
109,186	Snap-on, Inc.(b)	8,624,602
175,366	SPX Corp.(b)	12,301,925
265,495	Stanley Black & Decker, Inc.(b)	19,638,665

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of December 31, 2012

Gateway Fund – (continued)

Shares	Description	Value (†)
	Machinery — continued
194,217	Timken Co. (The)(b)	$9,289,399

		185,091,976

	Media — 3.0%
903,195	News Corp., Class B(b)	23,699,837
369,130	Omnicom Group, Inc.(b)	18,441,735
2,399,600	Sirius XM Radio, Inc.(b)	6,934,844
329,171	Time Warner Cable, Inc.(b)	31,992,129
875,668	Time Warner, Inc.(b)	41,883,200
304,618	Virgin Media, Inc.(b)	11,194,712
1,491,281	Walt Disney Co. (The)(b)	74,250,881

		208,397,338

	Metals & Mining — 1.1%
1,540,057	Alcoa, Inc.(b)	13,367,695
671,636	Freeport-McMoRan Copper & Gold, Inc.(b)	22,969,951
386,415	Gerdau S.A., Sponsored ADR(b)	3,473,871
307,159	Nucor Corp.(b)	13,263,126
262,900	Silver Wheaton Corp.(b)	9,485,432
205,799	Southern Copper Corp.(b)	7,791,550
499,488	Steel Dynamics, Inc.(b)	6,857,970
117,586	Worthington Industries, Inc.(b)	3,056,060

		80,265,655

	Multi Utilities — 1.4%
639,200	Ameren Corp.(b)	19,636,224
320,969	CenterPoint Energy, Inc.(b)	6,178,653
567,450	Consolidated Edison, Inc.(b)	31,516,173
280,613	Integrys Energy Group, Inc.(b)	14,653,611
805,853	Public Service Enterprise Group, Inc.(b)	24,659,102

		96,643,763

	Multiline Retail — 0.8%
291,733	J.C. Penney Co., Inc.(b)	5,750,057
418,464	Macy’s, Inc.(b)	16,328,465
360,527	Nordstrom, Inc.(b)	19,288,195
58,617	Sears Holdings Corp.(b)(c)	2,424,399
259,674	Target Corp.(b)	15,364,911

		59,156,027

	Oil, Gas & Consumable Fuels — 8.6%
899,273	Chesapeake Energy Corp.(b)	14,945,917
1,308,095	Chevron Corp.(b)	141,457,393
48,894	CNOOC Ltd., Sponsored ADR(b)	10,756,680
1,155,147	ConocoPhillips(b)	66,986,975
380,104	CONSOL Energy, Inc.(b)	12,201,338
2,661,707	ExxonMobil Corp.(b)	230,370,741
239,600	HollyFrontier Corp.(b)	11,153,380
753,453	Occidental Petroleum Corp.(b)	57,722,034
514,037	Phillips 66(b)	27,295,365

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2012

Gateway Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
595,545	Southwestern Energy Co.(b)(c)	$19,897,158
124,543	Statoil ASA, Sponsored ADR(b)	3,118,557
80,048	Total S.A., Sponsored ADR(b)	4,163,297

		600,068,835

	Paper & Forest Products — 0.2%
524,759	MeadWestvaco Corp.(b)	16,724,069

	Personal Products — 0.2%
539,677	Avon Products, Inc.(b)	7,749,762
83,600	Herbalife Ltd.(b)	2,753,784

		10,503,546

	Pharmaceuticals — 5.3%
950,654	Bristol-Myers Squibb Co.(b)	30,981,814
627,532	Eli Lilly & Co.(b)	30,949,878
136,956	GlaxoSmithKline PLC, Sponsored ADR(b)	5,953,477
1,664,311	Johnson & Johnson(b)	116,668,201
1,933,952	Merck & Co., Inc.(b)	79,175,995
4,287,921	Pfizer, Inc.(b)	107,541,059

		371,270,424

	Professional Services — 0.1%
72,152	Dun & Bradstreet Corp.(b)	5,674,755

	REITs — Diversified — 0.5%
1,114,247	Duke Realty Corp.(b)	15,454,606
528,528	Liberty Property Trust(b)	18,905,446

		34,360,052

	REITs — Healthcare — 0.6%
122,701	Healthcare Realty Trust, Inc.(b)	2,946,051
480,157	Senior Housing Properties Trust(b)	11,350,912
470,499	Ventas, Inc.(b)	30,450,695

		44,747,658

	REITs — Mortgage — 0.8%
738,322	American Capital Agency Corp.(b)	21,367,039
1,863,973	Annaly Capital Management, Inc.(b)	26,170,181
248,413	Hatteras Financial Corp.(b)	6,163,126

		53,700,346

	REITs — Office Property — 0.2%
445,213	Mack-Cali Realty Corp.(b)	11,624,511

	Road & Rail — 0.5%
1,392,411	CSX Corp.(b)	27,472,269
499,500	Hertz Global Holdings, Inc.(b)(c)	8,126,865

		35,599,134

	Semiconductors & Semiconductor Equipment — 2.2%
726,190	Advanced Micro Devices, Inc.(b)(c)	1,742,856
196,373	Altera Corp.(b)	6,763,086

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2012

Gateway Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — continued
323,266	Analog Devices, Inc.(b)	$13,596,568
650,317	Applied Materials, Inc.(b)	7,439,626
66,882	First Solar, Inc.(b)(c)	2,065,316
2,913,430	Intel Corp.(b)	60,104,061
308,428	Linear Technology Corp.(b)	10,579,080
380,751	Microchip Technology, Inc.(b)	12,408,675
466,539	NVIDIA Corp.(b)	5,733,764
210,422	Skyworks Solutions, Inc.(b)(c)	4,271,567
698,024	Texas Instruments, Inc.(b)	21,596,863
230,951	Xilinx, Inc.(b)	8,291,141

		154,592,603

	Software — 3.6%
580,969	Activision Blizzard, Inc.(b)	6,169,891
438,557	Adobe Systems, Inc.(b)(c)	16,524,828
323,697	Autodesk, Inc.(b)(c)	11,442,689
4,463,300	Microsoft Corp.(b)	119,304,009
174,900	Nuance Communications, Inc.(b)(c)	3,903,768
2,338,874	Oracle Corp.(b)	77,931,281
567,178	Symantec Corp.(b)(c)	10,668,618
230,100	TIBCO Software, Inc.(b)(c)	5,064,501

		251,009,585

	Specialty Retail — 2.6%
128,074	Abercrombie & Fitch Co., Class A(b)	6,143,710
402,503	American Eagle Outfitters, Inc.(b)	8,255,337
230,924	Best Buy Co., Inc.(b)	2,736,449
183,146	Foot Locker, Inc.(b)	5,882,650
317,638	Gap, Inc. (The)(b)	9,859,484
1,082,641	Home Depot, Inc. (The)(b)	66,961,346
489,190	Limited Brands, Inc.(b)	23,021,281
931,423	Lowe’s Cos., Inc.(b)	33,084,145
208,195	Tiffany & Co.(b)	11,937,901
356,505	TJX Cos., Inc. (The)(b)	15,133,637

		183,015,940

	Thrifts & Mortgage Finance — 0.2%
929,316	New York Community Bancorp, Inc.(b)	12,174,040

	Tobacco — 2.1%
1,409,120	Altria Group, Inc.(b)	44,274,550
984,485	Philip Morris International, Inc.(b)	82,342,326
355,070	Reynolds American, Inc.(b)	14,710,550
159,545	Vector Group Ltd.(b)	2,372,434

		143,699,860

	Trading Companies & Distributors — 0.1%
130,960	GATX Corp.(b)	5,670,568

	Total Common Stocks (Identified Cost $4,704,614,318)	6,861,349,822

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2012

Gateway Fund – (continued)

Contracts	Description	Value (†)
Purchased Options — 0.4%
	Index Options — 0.4%
16,251	On S&P 500® Index, Put expiring January 19, 2013 at 1250	$1,503,217
7,168	On S&P 500® Index, Put expiring January 19, 2013 at 1325	2,132,480
7,167	On S&P 500® Index, Put expiring February 16, 2013 at 1225	2,114,265
9,927	On S&P 500® Index, Put expiring February 16, 2013 at 1275	5,112,405
7,305	On S&P 500® Index, Put expiring March 16, 2013 at 1325	12,016,725

	Total Purchased Options (Identified Cost $58,786,336)	22,879,092

Principal Amount
Short-Term Investments — 3.8%
$267,115,308	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2012 at 0.010% to be repurchased at $267,115,456 on 1/02/2013 collateralized by $172,355,000 Federal Home Loan Mortgage Corp., 3.000% due 8/06/2020 valued at $177,094,763; $28,065,000 Federal National Mortgage Association, 2.700% due 3/28/2022 valued at $28,380,731; $105,000 Federal National Mortgage Association, 2.500% due 10/11/2022 valued at $106,139; $1,790,000 Federal National Mortgage Association, 2.500% due 9/28/2022 valued at $1,809,956; $64,350,000 Federal National Mortgage Association, 2.500% due 9/13/2022 valued at $65,070,895 including accrued interest (Note 2 of Notes to Financial Statements)
	(Identified Cost $267,115,308)	267,115,308

	Total Investments — 102.1% (Identified Cost $5,030,515,962)(a)	7,151,344,222
	Other assets less liabilities — (2.1)%	(143,667,014)

	Net Assets — 100.0%	$7,007,677,208

Contracts
Written Options — (2.6%)
	Index Options — (2.6%)
5,455	On S&P 500® Index, Call expiring January 19, 2013 at 1350	$(43,421,800)
5,454	On S&P 500® Index, Call expiring January 19, 2013 at 1375	(31,360,500)
9,104	On S&P 500® Index, Call expiring January 19, 2013 at 1400	(34,048,960)
6,080	On S&P 500® Index, Call expiring January 19, 2013 at 1425	(12,524,800)
8,609	On S&P 500® Index, Call expiring January 19, 2013 at 1450	(7,532,875)
6,460	On S&P 500® Index, Call expiring February 16, 2013 at 1400	(30,168,200)
6,656	On S&P 500® Index, Call expiring February 16, 2013 at 1425	(20,500,480)

	Total Written Options (Premiums Received $166,976,924)	$(179,557,615)

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2012

Gateway Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $5,029,098,068 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,314,836,348
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(192,590,194)

	Net unrealized appreciation	$2,122,246,154

(b)	All or a portion of this security has been pledged as collateral for outstanding call options.
(c)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	8.6%
Pharmaceuticals	5.3
Computers & Peripherals	4.6
IT Services	4.2
Diversified Financial Services	3.8
Software	3.6
Insurance	3.4
Media	3.0
Diversified Telecommunication Services	2.9
Beverages	2.8
Machinery	2.6
Specialty Retail	2.6
Health Care Equipment & Supplies	2.5
Internet Software & Services	2.5
Industrial Conglomerates	2.4
Commercial Banks	2.3
Chemicals	2.3
Aerospace & Defense	2.3
Semiconductors & Semiconductor Equipment	2.2
Household Products	2.1
Tobacco	2.1
Communications Equipment	2.0
Energy Equipment & Services	2.0
Other Investments, less than 2% each	26.2
Short-Term Investments	3.8

Total Investments	102.1
Other assets less liabilities (including open written options)	(2.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  16

Statement of Assets & Liabilities

December 31, 2012

ASSETS
Investments at cost	$5,030,515,962
Net unrealized appreciation	2,120,828,260

Investments at value	7,151,344,222
Receivable for Fund shares sold	52,508,331
Dividends and interest receivable	9,611,108
Tax reclaims receivable	15,507

TOTAL ASSETS	7,213,479,168

LIABILITIES
Options written, at value (premiums received $166,976,924) (Note 2)	179,557,615
Payable for Fund shares redeemed	21,768,838
Management fees payable (Note 6)	3,140,627
Deferred Trustees’ fees (Note 6)	230,433
Administrative fees payable (Note 6)	262,496
Payable to distributor (Note 6d)	38,116
Other accounts payable and accrued expenses	803,835

TOTAL LIABILITIES	205,801,960

NET ASSETS	$7,007,677,208

NET ASSETS CONSIST OF:
Paid-in capital	$6,611,871,412
Distributions in excess of net investment income	(230,433)
Accumulated net realized loss on investments, options written and foreign currency transactions	(1,712,211,340)
Net unrealized appreciation on investments and options written	2,108,247,569

NET ASSETS	$7,007,677,208

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,066,522,232

Shares of beneficial interest	76,176,940

Net asset value and redemption price per share	$27.13

Offering price per share (100/94.25 of net asset value) (Note 1)	$28.79

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$286,601,707

Shares of beneficial interest	10,598,861

Net asset value and offering price per share	$27.04

Class Y shares:
Net assets	$4,654,553,269

Shares of beneficial interest	171,631,650

Net asset value, offering and redemption price per share	$27.12

See accompanying notes to financial statements.

17  |

Statement of Operations

For the Year Ended December 31, 2012

INVESTMENT INCOME
Dividends	$168,685,284
Interest	13,368
Less net foreign taxes withheld	(197,033)

168,501,619

Expenses
Management fees (Note 6)	39,133,340
Service and distribution fees (Note 6)	8,136,170
Administrative fees (Note 6)	2,750,096
Trustees’ fees and expenses (Note 6)	138,590
Transfer agent fees and expenses (Note 6)	4,421,447
Audit and tax services fees	66,607
Custodian fees and expenses	158,277
Legal fees	103,021
Registration fees	360,686
Shareholder reporting expenses	435,909
Miscellaneous expenses	157,346

Total expenses	55,861,489
Less waiver and/or expense reimbursement (Note 6)	(5,199,504)

Net expenses	50,661,985

Net investment income	117,839,634

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investments	(52,589,102)
Options written	(252,029,030)
Foreign currency transactions	(1,904)
Net change in unrealized appreciation (depreciation) on:
Investments	461,929,010
Options written	(14,668,544)

Net realized and unrealized gain on investments, options written and foreign currency transactions	142,640,430

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$260,480,064

See accompanying notes to financial statements.

|  18

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$117,839,634	$93,282,532
Net realized gain (loss) on investments, options written and foreign currency transactions	(304,620,036)	61,140,173
Net change in unrealized appreciation (depreciation) on investments and options written	447,260,466	500,692

Net increase in net assets resulting from operations	260,480,064	154,923,397

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(36,785,899)	(36,924,214)
Class C	(2,755,870)	(2,308,396)
Class Y	(77,262,794)	(52,577,384)

Total distributions	(116,804,563)	(91,809,994)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	1,481,678,768	121,415,183

Net increase in net assets	1,625,354,269	184,528,586
NET ASSETS
Beginning of the year	5,382,322,939	5,197,794,353

End of the year	$7,007,677,208	$5,382,322,939

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(230,433)	$(170,240)

See accompanying notes to financial statements.

19  |

This Page Intentionally Left Blank

|  20

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Class A
12/31/2012	$26.40	$0.48	$0.72	$1.20	$(0.47)	$—	$(0.47)
12/31/2011	26.06	0.44	0.33	0.77	(0.43)	—	(0.43)
12/31/2010	25.25	0.40	0.81	1.21	(0.40)	—	(0.40)
12/31/2009	24.17	0.49	1.06	1.55	(0.47)	—	(0.47)
12/31/2008*	28.64	0.55	(4.49)	(3.94)	(0.53)	—	(0.53)
Class C
12/31/2012	26.32	0.28	0.71	0.99	(0.27)	—	(0.27)
12/31/2011	25.98	0.24	0.33	0.57	(0.23)	—	(0.23)
12/31/2010	25.18	0.21	0.80	1.01	(0.21)	—	(0.21)
12/31/2009	24.11	0.30	1.07	1.37	(0.30)	—	(0.30)
12/31/2008**	27.76	0.35	(3.57)	(3.22)	(0.43)	—	(0.43)
Class Y
12/31/2012	26.39	0.56	0.70	1.26	(0.53)	—	(0.53)
12/31/2011	26.06	0.50	0.32	0.82	(0.49)	—	(0.49)
12/31/2010	25.24	0.47	0.81	1.28	(0.46)	—	(0.46)
12/31/2009	24.17	0.54	1.06	1.60	(0.53)	—	(0.53)
12/31/2008**	27.76	0.56	(3.56)	(3.00)	(0.59)	—	(0.59)

*	As of the close of business on February 15, 2008, the Fund acquired the assets and liabilities of Gateway Fund (the “Predecessor Fund”), a series of The Gateway Trust, an Ohio business trust, in exchange for Class A shares of the Fund pursuant to a plan of reorganization approved by the Predecessor Fund shareholders on January 18, 2008 (the “Acquisition”). Prior to the Acquisition, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund and therefore information for the periods prior to and including February 15, 2008 relates to the Predecessor Fund.
**	From commencement of Class operations on February 19, 2008 through December 31, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

21  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (e)	Net investment income (%) (e)	Portfolio turnover rate (%)

$27.13	4.51	$2,066,522	0.94	1.03	1.79	8
26.40	2.99	2,208,167	0.94	1.04	1.67	3
26.06	4.83	2,403,629	0.94	1.05	1.59	7
25.25	6.57	2,784,865	0.94	1.05	2.05	11
24.17	(13.92)	3,142,574	0.94	1.03	2.05	38

27.04	3.71	286,602	1.70	1.78	1.04	8
26.32	2.21	258,509	1.70	1.79	0.91	3
25.98	4.03	273,779	1.70	1.80	0.84	7
25.18	5.78	238,997	1.70	1.80	1.24	11
24.11	(11.74)	173,869	1.70	1.83	1.57	38

27.12	4.76	4,654,553	0.70	0.78	2.08	8
26.39	3.20	2,915,647	0.70	0.79	1.92	3
26.06	5.13	2,520,386	0.70	0.80	1.86	7
25.24	6.83	1,659,385	0.70	0.78	2.25	11
24.17	(11.03)	1,402,090	0.70	0.78	2.45	38

See accompanying notes to financial statements.

|  22

Notes to Financial Statements

December 31, 2012

1.  Organization.  Gateway Trust (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Gateway Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ

Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing

23  |

Notes to Financial Statements (continued)

December 31, 2012

Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Exchange-traded index options are valued at the average of the closing bid and ask quotations. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees. As of December 31, 2012, purchased options were fair valued at $22,879,092 and written options were fair valued at $179,557,615.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date basis for daily net asset value calculation. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a

|  24

Notes to Financial Statements (continued)

December 31, 2012

pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  The Fund’s investment strategy makes use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. The Fund writes (sells) index call options and purchases index put options.

When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

25  |

Notes to Financial Statements (continued)

December 31, 2012

When the Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or the Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

e.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of December 31, 2012 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing

|  26

Notes to Financial Statements (continued)

December 31, 2012

treatments for book and tax purposes of items such as foreign currency transactions, distributions in excess of current earnings and return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred Trustees’ fees, return of capital distributions received and option contracts mark to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2012 and 2011 was as follows:

2012 Distributions Paid From:			2011 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$116,804,563	$ —	$116,804,563	$91,809,994	$ —	$91,809,994

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Total undistributed earnings	—

Capital loss carryforward:
Short-term:
Expires
December 31, 2014	(75,883,641)
December 31, 2017	(1,005,056,628)
December 31, 2018	(393,591,402)
No expiration date	(199,277,068)
Long-term:
No expiration date	(88,308,430)

Total capital loss carryforward	(1,762,117,169)
Unrealized appreciation	2,158,153,398

Total accumulated earnings	$396,036,229

g.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf

27  |

Notes to Financial Statements (continued)

December 31, 2012

of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

i.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Fund’s financial statement disclosures.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  28

Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$6,861,349,822	$—	$—	$6,861,349,822
Purchased Options(a)	—	22,879,092	—	22,879,092
Short-Term Investments	—	267,115,308	—	267,115,308

Total	$6,861,349,822	$289,994,400	$—	$7,151,344,222

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(179,557,615)	$—	$(179,557,615)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include written index call options and purchased index put options.

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options and purchasing index put options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2012, written index call options and purchased index put options were used in accordance with this objective.

29  |

Notes to Financial Statements (continued)

December 31, 2012

The following is a summary of derivative instruments for the Fund as of December 31, 2012:

Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value*	$22,879,092
Liabilities
Options written, at value	(179,557,615)

*	Represents purchased options, at value.

Transactions in derivative instruments for the Fund during the year ended December 31, 2012 were as follows:

Statement of Operations Caption	Equity Contracts
Net Realized Loss on:
Investments*	$(276,383,411)
Options written	(252,029,030)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	$30,851,595
Options written	(14,668,544)

*	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity for the Fund, as a percentage of investments in common stocks, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2012:

Gateway Fund*	Call Options Written	Put Options Purchased
Average Notional Amount Outstanding	99.06%	98.00%
Highest Notional Amount Outstanding	99.39%	99.39%
Lowest Notional Amount Outstanding	98.82%	91.63%
Notional Amount Outstanding as of December 31, 2012	99.39%	99.39%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

|  30

Notes to Financial Statements (continued)

December 31, 2012

Notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of the Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 12/31/2011	41,865	$259,474,558
Options written	356,172	1,246,158,673
Options terminated in closing purchase transactions	(350,219)	(1,338,656,307)

Outstanding at 12/31/2012	47,818	$166,976,924

5.  Purchases and Sales of Securities.  For the year ended December 31, 2012, purchases and sales of securities (excluding short-term investments) were $1,381,140,403 and $504,765,211, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to the Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.65% of the first $5 billion of the Fund’s average daily net assets and 0.60% of the Fund’s average daily net assets in excess of $5 billion, calculated daily and payable monthly.

Gateway Advisers has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until April 30, 2013 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended December 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
0.94%	1.70%	0.70%

Gateway Advisers shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fee or

31  |

Notes to Financial Statements (continued)

December 31, 2012

otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2012, the management fees and waiver of management fees for the Fund were as follows:

Gross Management Fees	Waiver of Management Fees [1]	Net Management Fees	Percentage of Average Daily Net Assets
			Gross	Net
$ 39,133,340	$4,984,935	$34,148,405	0.64%	0.56%

[1]	Management fee waiver is subject to possible recovery until December 31, 2013.

For the year ended December 31, 2012, Class A expenses have been reimbursed in the amount of $214,569. This expense reimbursement is subject to possible recovery until December 31, 2013.

No expenses were recovered during the year ended December 31, 2012 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

|  32

Notes to Financial Statements (continued)

December 31, 2012

For the year ended December 31, 2012, the service and distribution fees for the Fund were as follows:

Service Fees		Distribution Fees
Class A	Class C	Class C
$ 5,364,222	$692,987	$2,078,961

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2012, the administrative fees for the Fund were $2,750,096.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

For the year ended December 31, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $2,920,244. As of December 31, 2012, the Fund owes NGAM Distribution $38,116 in reimbursements for sub-transfer agent fees.

33  |

Notes to Financial Statements (continued)

December 31, 2012

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2012 amounted to $795,326.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2013, the Chairperson of the Board will receive a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $115,000. In addition, each committee chairman will receive an additional retainer fee at an annual rate of $17,500, and each Audit Committee member will be compensated $6,000 for each Committee meeting that he or she will attend in person and $3,000 for each meeting that he or she will attend telephonically. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

|  34

Notes to Financial Statements (continued)

December 31, 2012

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended December 31, 2012, the Fund had no borrowings under these agreements.

8.  Broker Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains in the Statement of Operations.

For the year ended December 31, 2012, the Fund had no amounts rebated under these agreements.

35  |

Notes to Financial Statements (continued)

December 31, 2012

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	24,680,209	$668,289,665	22,895,031	$600,002,451
Issued in connection with the reinvestment of distributions	1,242,472	33,658,784	1,297,048	33,720,514
Redeemed	(33,380,977)	(902,876,950)	(32,778,036)	(857,266,915)

Net change	(7,458,296)	$(200,928,501)	(8,585,957)	$(223,543,950)

Class C
Issued from the sale of shares	2,955,609	$79,652,717	2,196,254	$57,428,598
Issued in connection with the reinvestment of distributions	70,936	1,916,281	59,368	1,539,062
Redeemed	(2,248,403)	(60,561,409)	(2,971,180)	(77,574,562)

Net change	778,142	$21,007,589	(715,558)	$(18,606,902)

Class Y
Issued from the sale of shares	99,173,102	$2,691,432,956	54,213,182	$1,423,629,302
Issued in connection with the reinvestment of distributions	1,433,054	38,841,346	1,092,042	28,378,464
Redeemed	(39,439,629)	(1,068,674,622)	(41,568,470)	(1,088,441,731)

Net change	61,166,527	$1,661,599,680	13,736,754	$363,566,035

Increase (decrease) from capital share transactions	54,486,373	$1,481,678,768	4,435,239	$121,415,183

10.  Potential Loss Contingency.  The Fund has been named as a defendant, along with other financial institutions and individuals, in two separate actions (related to the same company) brought by a bankruptcy trustee seeking to recover as fraudulent transfers amounts the Fund, and others, received in connection with a merger involving a company formerly held in the Fund’s portfolio of investments. The Fund received $9,525,600 in connection with the merger. It is reasonably possible that an outcome unfavorable to the Fund could result from either or both of these cases; however, a reasonable estimate of the amount of potential loss to the Fund cannot be made at this time.

|  36

Report of Independent Registered Public Accounting Firm

To the Trustees of Gateway Trust and Shareholders of Gateway Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway Fund, a series of Gateway Trust (the “Fund”), at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2013

37  |

2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  100% of the dividends distributed by the Fund during the fiscal year ended December 31, 2012 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket.

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2012, 100% of dividends distributed by the Gateway Fund qualify for the dividends received deduction for corporate shareholders.

|  38

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Gateway Trust (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2007 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2007 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

39  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English[3] (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  40

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[4] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

41  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2007 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[5] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[6] (1965)	Trustee Since 2011 President and Chief Executive Officer Since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

43  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[7] (1960)	Trustee Since 2007	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. English was appointed as a trustee effective January 1, 2013.

[4]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[5]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[6]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[7]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

45  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri, and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/11- 12/31/11	1/1/12- 12/31/12	1/1/11 – 12/31/11	1/1/12- 12/31/12	1/1/11 – 12/31/11	1/1/12- 12/31/12	1/1/11 – 12/31/11	1/1/12- 12/31/12
Gateway Trust	$56,800	$57,044	$977	$990	$8,120	$8,240	$—	$—

1.	Audit-related fees consist of:
2011 & 2012 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:
2011 & 2012 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2011 and 2012 were $9,097 and $9,230, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and entities controlling, controlled by or under common control with Gateway Investment Advisers, LLC (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/11 – 12/31/11	1/1/12- 12/31/12	1/1/11 – 12/31/11	1/1/12- 12/31/12	1/1/11 – 12/31/11	1/1/12- 12/31/12
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/11 – 12/31/11	1/1/12- 12/31/12
Control Affiliates	$57,000	$32,000

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a) (3)	Not applicable.
(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2013

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 22, 2013